SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 8, 2019.

MFS® Global Growth Fund

Effective immediately the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
David Antonelli	2010	Vice Chairman of MFS
Jeffrey Constantino	2008	Investment Officer of MFS
Joseph Skorski	May 2018	Investment Officer of MFS
Effective April 15, 2021, David Antonelli will no longer be a portfolio manager of the fund.
Effective immediately, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
David Antonelli	Portfolio Manager	Employed in the investment area of MFS since 1991
Jeffrey Constantino	Portfolio Manager	Employed in the investment area of MFS since 2000
Joseph Skorski	Portfolio Manager	Employed in the investment area of MFS since 2007
Effective April 15, 2021, David Antonelli will no longer be a portfolio manager of the fund.

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